
IMS
INTERNATIONAL MARITIME SOLUTIONS
UOS ATLANTIS
December 2010
www.3to1ims.com

This presentation contains ***forward-looking statements*** as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements present management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. The discussions in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. Such factors are detailed in the Company's Form 10-K as filed with the Securities and Exchange Commission on March 31, 2010 and subsequent reports filed with the Securities and Exchange Commission. Each forward-looking statement contained in this presentation is specifically qualified in its entirety by the factors identified in the foregoing documents. Complete copies of all documents filed by the Company with the Securities and Exchange Commission can be found at www.sec.gov.

The Company further cautions that the important factors identified in the foregoing documents are not exclusive. Readers should not unduly rely on any estimates, projections or other forward-looking statements or data contained herein to reach conclusions or make any investment decisions.

This discussion is not intended to serve as an indicator of the Company's future operations or financial performance or serve as a guide for investing in the Company.

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My Fleet 'JMORTON@3TO1IMS.COM' - AIS Marine Traffic

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My Fleet 'JMORTON@3TO1IMS.COM' : **14 Records Found**

Ship	Ship Type	Current Position (UTC)	Current Port	Destination	ETA (UTC)	Last Position	Area	Last Known Port		
LAAKDIEP	Cargo	2010-12-08 20:37	SETUBAL	SETUBAL	2010-12-08 20:00	2010-12-08 20:37	Atlantic North	SETUBAL	5 Ship Photos	X
LARENSEDIEP	Cargo			DAMIETTA		2010-12-07 11:03	Mediterranean	ALEXANDRIA	2 Ship Photos	X
UOS ATLANTIS	Tug	2010-12-08 20:37		PNA	2010-12-07 21:30	2010-12-08 20:37	Mediterranean		1 Ship Photos	X
UOS CHALLENGER	Tug			MAX SMITH		2010-12-08 14:02	Mexico Gulf		3 Ship Photos	X
UOS COLUMBIA	Tug	2010-12-08 20:36		SINGAPORE		2010-12-08 20:36	Indian Ocean		2 Ship Photos	X
UOS DISCOVERY	Pleasure Craft					2010-12-07 12:19	Australia	GEELONG	5 Ship Photos	X
UOS ENDEAVOUR	Tug			HARLINGEN	2010-12-09 12:00	2010-12-08 02:21	North Sea	ABERDEEN	10 Ship Photos	X
UOS ENTERPRISE	Tug			ABU QIR	2010-12-04 06:00	2010-12-07 09:17	Mediterranean		5 Ship Photos	X
UOS EXPLORER	Tug			CONSTELLATION 2	2010-12-04 04:30	2010-12-05 03:37	Mediterranean		3 Ship Photos	X
UOS FREEDOM	Tug	2010-12-08 20:38		ABU QIR		2010-12-08 20:38	Mediterranean		0 Ship Photos	X
UOS LIBERTY	Tug			RIO DE JANEIRO		2010-12-03 08:41	Atlantic South		6 Ship Photos	X
UOS NAVIGATOR	Tug	2010-12-08 20:39		CEUTA		2010-12-08 20:39	Gibraltar	LA SPEZIA	0 Ship Photos	X
UOS PATHFINDER	Tug					2010-10-06 15:51	Ligurean Sea		2 Ship Photos	X
UOS VOYAGER	Tug	2010-12-08 20:36	RIO DE JANEIRO	RIO DE JANEIRO	2011-02-11 10:00	2010-12-08 20:36	Atlantic South		0 Ship Photos	X

Add New Record

http://www.marinetraffic.com/ais/datasheet.aspx?datasource=FLEET&EMAIL=JMORTON@3TO1IMS.COM [12/8/2010 3:07:14 PM]

Source: www.marinetraffic.com

Objective – November 2006

- Two multi-purpose bulk carriers from Nanjing Huatai Co. Limited in China.
- Four newbuild anchor handling tug supply vessels from Fincantieri in Italy.
- Potential acquisition of two used anchor handling tug supply vessels and four additional newbuild AHTS vessels from Fincantieri.

Actual Results

- Delivered two multi-purpose bulk carriers from Nanjing Huatai Co. Limited in China.
- Delivered nine newbuild anchor handling tug supply vessels. In addition, three sister vessels owned by FLTC Fund I were delivered. Revenues earned by these three are pooled with our vessels.

Phase I - Vessel Construction

Owner	Name of Vessel	Contracted Delivery Date	Actual Delivery Date	# Months Delayed
IMS	MS Laakdiep	Jan 2007	Aug 2007	7 mos.
	MS Larensediep	Jun 2007	Dec 2007	6 mos.
	UOS Atlantis	Feb 2009	Feb 2009	On time
	UOS Challenger	Mar 2009	May 2009	2 mos.
	UOS Columbia	Sep 2009	Oct 2009	1 mo.
	UOS Discovery	Nov 2009	Feb 2010	2 mos.
	UOS Endeavour	Dec 2009	Mar 2010	2 mos.
	UOS Enterprise	Dec 2009	Jul 2010	6 mos.
	UOS Explorer	Oct 2009	Mar 2010	4 mos.
	UOS Freedom	Nov 2009	Jun 2010	6 mos.
	UOS Liberty	Feb 2010	Jun 2010	3 mos.
FLTC Fund I	UOS Navigator	May 2010	Oct 2010	4 mos.
	UOS Pathfinder	Mar 2010	Oct 2010	4 mos.
	UOS Voyager	Jun 2010	Sep 2010	2 mos.

Phase II – Commercial Operations

Location	Avg. Gross Charter Rate for Balance of Term[1]	IMS Vessels	FLTC Fund I Vessels	Expiration Date
Mediterranean	$32,900	4		March 2011, October 2012, (2) June 2011
Americas	$26,797	2	1	March 2011, (2) September 2011,
Australasia	$40,215	1		February 2011
North Sea	Range	1		Spot
Uncommitted	$0	1	2	

Footnotes:
1Average Gross Charter Rate For Balance of Term is calculated by taking the average of the contracted charter rates stated in the charter party agreements before any adjustments which may include taxes, off-hire time, the impact of utilization rate, etc. and foreign exchange rates as of 10/31/2010 where applicable.

Oil Prices vs. Charter Rates



Oil price and AHTS charter rates
Oil price
AHTS charter rates (all sizes)[1]
Rebased to oil price (USD)
250
200
150
100
50
0
1996
1998
2000
2002
2004
2006
2008
2010
Forecast
Year
USD 200 (2030)[2]
USD 50 (2030)[2]

Sources: Factset; Clarkson research Notes: AHTS North Sea charter rates (all sizes); EIA's oil price forecast : range includes Price per barrel (real prices)

Capital Considerations

Equity Required for Nine IMS Ships		
Equity Capital Required	€	86,625,000
Equity Capital Invested	€	41,495,000
Outstanding Equity	€	45,130,000
Subordinated Debt	€	29,400,000
IMS Equity Shortfall	€	15,730,000

A portion of the Outstanding Equity above was funded by IMS via financing provided by Hartmann EUR 29,400,000 in the forms of loans to our German subsidiary which were advanced as equity by IMS into the vessel owning companies. The terms of the agreement include the granting of a security interest in our ownership interest in the corresponding AHTS SPVs, and in the dividends from the AHTS SPVs arising from the pro-rata percentage of the loan amount as compared to our total share capital.

We are subject to various warranties, representations, and covenants under the Hartmann Loan Agreement, such as limitations on our entering into asset dispositions or restructuring arrangements unreasonably detrimental to Hartmann's security interest in the AHTS SPVs, and the reserving of distributions received from an involved AHTS SPV for repayment of the Hartmann Loan Agreement.

In addition, USD 26,400,000 was loaned from Hartmann's subsidiary, Hartmann Asia Shipping, directly to the ATL Offshore GmbH & Co., KG Isle of Usedom to cover the liquidity gap caused by the IMS equity shortfall of EUR 15,730,000 and to increase the fleet's overall liquidity.

Selected Financial Data

III:I Maritime Partners Cayman I, L.P. as of September 30, 2010 Unaudited		
Revenue	$	38,366,324
Operating Expenses	$	(46,544,892)
Operating Income (Loss)	$	(8,178,568)
Total Other Income (Expenses)	$	(30,482,521)
Net Income (Loss)	$	(38,661,089)
Non-cash Items		
Depreciation	$	13,715,739
Net Loss on Interest Rate Swaps	$	22,293,395
Other		
Changes in Assets & Liabilities and Gains	$	(12,748,505)
Net Cash Used in Operations	$	(15,400,460)

Source: III:I Maritime Partners Cayman I, L.P. Form 10-Q for the quarter ending September 30, 2010. www.sec.gov or www.3to1ims.com

Selected Financial Data

Senior Debt[1]		IMS Vessels (9)		FLTC Fund I Vessels (3)
Total Senior Debt[2]	€	300,365,342	€	105,199,517
Total Average Senior Debt per Vessel	€	33,373,927	€	35,066,506
Average Principal Redemptions per Vessel	€	2,781,161	€	2,922,209
Total Average Annualized Principal Redemptions	€	25,030,445	€	8,766,626
75% Allocation of Total Annualized Principal Redemptions	€	18,772,834	€	6,574,970

Disclosure:

1. The senior debt of all twelve vessel owning companies is cross-collateralized.
2. The amount of senior debt in each vessel owning company varies based on the delivered cost of the specific vessel so average debt is used for illustrative purposes only.

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